Exhibit 10.3















                          MORTGAGE, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

                                     MADE BY

                  TEXAURUS ENERGY, INC., a Delaware corporation

                                 as "Mortgagor"

                                       and

                            LAURUS MASTER FUND, LTD.
                            a Cayman Islands company

                                 as "Mortgagee"

                          MORTGAGE, SECURITY AGREEMENT,
                FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION



     BE  IT  KNOWN,  that  on  this  20th  day  of  April,  2006,

     BEFORE ME, the undersigned Notary Public, duly commissioned as set forth below, and in the presence of the undersigned competent witnesses,

     PERSONALLY  CAME  AND  APPEARED:

     TEXAURUS  ENERGY,  INC.,  a  Delaware  corporation ("Mortgagor"),
                                                          ---------
     represented herein by Max Maxwell, its President, duly authorized by Resolution, a copy of which is annexed hereto as Schedule 1, whose mailing address is 2411 Fountainview, #120, Houston, Texas 77057 whose tax id number is applied for, and whose organizational number is 4118617, who, being duly sworn, declared and said that it does hereby execute this MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION (this "Mortgage") to LAURUS MASTER FUND, LTD., a Cayman Islands company
        -------
("Mortgagee").
  ---------

                                   RECITALS.:

     WHEREAS, in order to secure the Secured Indebtedness (defined below), Mortgagor has agreed to execute and deliver this Mortgage pursuant to which, among other things, the Mortgaged Property (defined below) is mortgaged and hypothecated by Mortgagor to Mortgagee.

     NOW,  THEREFORE,  Mortgagor  hereby  agrees  as  follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1  Certain  Defined  Terms. For all purposes of this Mortgage, unless the
          -----------------------
context  otherwise  requires:

     "Accounts  and Contract Rights" shall mean all accounts (including accounts
      -----------------------------
in the form of joint interest billings under applicable operating agreements), contract rights and general intangibles of Mortgagor now or hereafter existing, or hereafter acquired by, or on behalf of, Mortgagor, or Mortgagor's successors in interest, relating to or arising from the ownership, operation and development of the Mortgaged Property and to the production, processing, treating, sale, purchase, exchange or transportation of Hydrocarbons (defined below) produced or to be produced from or attributable to the Mortgaged Property or any units or pooled interest units in which all or a portion of the Mortgaged Property forms a part, together with all accounts and proceeds accruing to Mortgagor attributable to the sale of Hydrocarbons produced from the Mortgaged Property or any units or pooled interest units in which all or a portion of the Mortgaged Property forms a part.

     "Article"  shall  mean  and  refer  to  an Article of this Mortgage, unless
      -------
specifically  indicated  otherwise.

     "Code"  shall  mean  the  Uniform  Commercial Code in effect in each of the
      ----
jurisdictions  where  the  Mortgaged  Property or a portion thereof is situated.

     "Credit  Agreements"  shall  mean,  collectively,  the  Securities Purchase
      ------------------
Agreement and the other Related Agreements as defined therein, and "Credit Agreement" shall mean any one of the foregoing.

     "Effective  Date"  shall  mean  April  21,  2006.
      ---------------

     "Event  of Default" shall mean the occurrence of any breach by Mortgagor of
      -----------------
any term or provision of this Mortgage or the occurrence of any Event of Default under and as defined in the applicable Credit Agreement.

     "Exhibit  A" shall mean, unless specifically indicated otherwise, Exhibit A
      ----------
attached  hereto  and  incorporated  herein  by  reference  for  all  purposes.

     "Gas  Balancing  Agreement" shall mean any agreement or arrangement whereby
      -------------------------
Mortgagor, or any other party having an interest in any Hydrocarbons to be produced from Mineral Interests in which Mortgagor owns an interest, has a right or an obligation to take more or less than its proportionate share of production therefrom.

     "Hydrocarbons"  shall  mean  oil, gas, coalbed methane gas, casinghead gas,
      ------------
drip gasolines, natural gasoline, condensate, distillate, as-extracted collateral and all other liquid or gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, byproducts and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium and any and all other minerals, ores, or substances of value and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

     "Lands"  shall  mean the lands described in Exhibit A and shall include any
      -----
lands, the description of which is contained in Exhibit A or incorporated in Exhibit A by reference to another instrument or document, including, without limitation, all lands described in the Oil and Gas Leases listed on Exhibit A hereto, and shall also include any lands now or hereafter unitized, pooled, spaced or otherwise combined, whether by statute, order, agreement, declaration or otherwise, with lands the description of which is contained in Exhibit A or is incorporated in Exhibit A by reference.

     "Lien" shall mean any mortgage, deed of trust, collateral assignment, lien,
      ----
pledge,  charge,  security  interest  or  other  encumbrance.

     "Loans"  shall  mean collectively, all amounts now or hereafter advanced by
      -----
the  Mortgagee  to  Mortgagor  under  the  Notes  and  the  Credit  Agreements.

     "Material  Adverse  Effect" shall mean a material adverse effect on (a) the
      -------------------------
assets, liabilities, financial condition, results of operations or prospects of Mortgagor, (b) the right or ability of Mortgagor to fully, completely and timely perform its obligations under the Credit Agreements, or (c) the validity or enforceability of any Credit Agreement against Mortgagor, or the rights or remedies of Mortgagee thereunder.

     "Mortgaged  Property"  shall  have the meaning stated in Article II of this
      -------------------
Mortgage.

     "Net  Revenue  Interest"  shall  mean Mortgagor's share of all Hydrocarbons
      ----------------------
produced from the Lands, after deducting the appropriate proportionate part of all lessors' royalties, overriding royalties, production payments and other payments out of or measured by production which burden Mortgagor's share of all such production, subject to non-consent provisions contained in joint operating agreements.

     "Notes"  shall  have  the  meaning  set  forth  in  the  Credit Agreements.
      -----

     "Obligations"  shall  mean all present and future indebtedness, obligations
      -----------
and liabilities and all renewals, refinancings and extensions thereof, or any part thereof, of Mortgagor, to Mortgagee arising pursuant to any of the Credit Agreements, or arising pursuant to any commodity, interest rate, currency or other swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions and any other commodity price hedging agreements by and between Mortgagor and Mortgagee and all interest accrued on any of the foregoing, and reasonable costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

     "Oil  and  Gas  Leases" shall mean oil, gas and mineral leases, oil and gas
      ---------------------
leases, oil leases, gas leases, other mineral leases, subleases, top leases, any rights resulting in an ownership interest in Hydrocarbons and all operating rights relating to any of the foregoing (whether operated by virtue of such leases, or assignments or applicable operating agreements), and all other interests pertaining to any of the foregoing, including, without limitation, all royalty and overriding royalty interests, production payments and net profit interests, production payments and net profit interests, mineral fee interests, and all reversionary, remainder, carried and contingent interests relating to any of the foregoing and all other rights therein which are described and/or to which reference may be made on Exhibit A.
                                     ----------

     "Operating Equipment" shall mean all Personal Property and fixtures affixed
      -------------------
or situated upon all or any part of the Mortgaged Property, including, without limitation, all surface or subsurface machinery, equipment, facilities or other property of whatsoever kind or nature now or hereafter located on any of the Lands which are useful for the production, treatment, storage or transportation of oil or gas, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems (for gathering, treating and compression), water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks and shipping facilities.

     "Permitted Encumbrances" shall mean with respect to the Mortgaged Property:
      -----------------------

          (a)  Liens securing  the  Obligations;

          (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or operation of the subject property, including, without limitation, easements, rights-of-way, servitudes, permits, surface leases, and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of Mortgagor that are customarily granted in the oil and gas industry;

          (c) inchoate statutory or operators' Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests, which are not more than 60 days delinquent;

          (d) mechanic's, materialman's, warehouseman's, journeyman's and carrier's Liens, and other similar Liens arising by operation of law in the ordinary course of business, securing obligations which are not more than 60 days delinquent;

          (e) Liens for taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action;

          (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in any reserve report delivered by Mortgagor pursuant to the Credit Agreements including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;

          (g) Liens, charges and encumbrances upon Mortgagor's assets, other than Proved Mineral Interests, which in the aggregate do not have a value in excess of $100,000; and

          (h) Liens described in Section 4(e) of the Master Security Agreement dated as of March 28, 2006, made by Mortgagor in favor of Mortgagee (as the same may be amended, modified and supplemented from time to time).

     "Person"  shall  mean  any  individual,  corporation,  partnership, limited
      ------
liability company, association, trust, other entity or organization, or any court or governmental department, commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

     "Personal  Property" shall mean that portion of the Mortgaged Property that
      -----------------
is  personal  property.

     "Proved  Mineral  Interests"  shall  mean,  collectively,  Proved Producing
      --------------------------
Mineral Interests, Proved Nonproducing Mineral Interests, and Proved Undeveloped Mineral Interests.

     "Proved  Nonproducing  Mineral  Interests" shall mean all Subject Interests
      ----------------------------------------
which  constitute  proved  developed  nonproducing  reserves.

     "Proved Producing Mineral Interests" shall mean all Subject Interests which
      ----------------------------------
constitute  proved  developed  producing  reserves.

     "Proved  Undeveloped  Mineral  Interests"  shall mean all Subject Interests
      ---------------------------------------
which  constitute  proved  undeveloped  reserves.

     "Section"  shall  mean  and  refer  to  a  section of this Mortgage, unless
      -------
specifically  indicated  otherwise.

     "Secured Indebtedness" shall have the meaning stated in Article III of this
      --------------------
Mortgage.

     "Securities  Purchase  Agreements"  means the Securities Purchase Agreement
      --------------------------------
dated as of March 28, 2006 between Mortgagor and Mortgagee, as may be amended, modified and supplemented from time to time.

     "Subject  Interests"  shall  have  the meaning stated in Article II of this
      ------------------
Mortgage.

     "Subsidiary" shall mean, for any Person, any corporation or other entity of
      ----------
which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. "Subsidiary" shall include Subsidiaries of Subsidiaries (and so on).

     "Well  Data"  shall  mean  all  logs,  drilling  reports,  division orders,
      ----------
transfer orders, operating agreements, contracts and other agreements, abstracts, title opinions, files, records, seismic data, memoranda and other information in the possession or control of Mortgagor or to which Mortgagor has access relating to the Lands and/or any wells located thereon.

     1.2  Other  Terms.  Unless otherwise defined or indicated herein, all terms
          ------------
with their initial letter capitalized shall have the meaning given such terms in the Revolving Credit Agreement.

                                   ARTICLE II
                       GRANTING CLAUSE: MORTGAGED PROPERTY
                       -----------------------------------
In order to secure the Secured Indebtedness, up to a maximum amount outstanding at any time or from time to time of FIFTY MILLION DOLLARS ($50,000,000.00), Mortgagor does hereby mortgage, pledge, assign, hypothecate, and grant a security interest unto Mortgagee and Mortgagee's successors in title and assigns, as herein provided, for the uses and purposes herein set forth, with warranties and covenants of title only to the extent provided herein and in the

Credit Agreements, all of Mortgagor's right, title and interest, whether now owned or hereafter acquired, including whether the same is acquired before or after the Effective Date, in all of the hereinafter described properties, rights and interests to the full extent that such property is susceptible of mortgage under the Louisiana Civil Code, Louisiana Revised Statutes, and other provisions of Louisiana law; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, goods, chattel paper, instruments, documents, money, fixtures, asextracted collateral, proceeds and products of collateral or any other Personal Property of a kind or character defined in or subject to the applicable provisions of the Code or any provision of Louisiana law, Mortgagor hereby grants to Mortgagee a continuing security interest therein and does further affect, hypothecate, collaterally assign, and pledge unto and in favor of Mortgagee and its successors and assigns, as collateral assignee, all the present and future rents, as well as all other property and rights described below that are susceptible of collateral assignment under La. R.S. Sec. 9:4401, Sec. 9:5386, or any other provision of Louisiana law, whether now owned or hereafter acquired, including whether the same are acquired on or after the Effective Date, namely:

          (a) all of those certain Oil and Gas Leases and Lands (all such Oil and Gas Leases and Lands being herein called the "Subject Interests," as
                                                          -----------------
     hereinafter  further  defined)  which  are described in Exhibit A and/or to
                                                             ---------
     which reference may be made in Exhibit A and/or which are covered by any of
                                    ---------
     the  leases  described on Exhibit A, which Exhibit A is made a part of this
                               ---------
     Mortgage for all purposes, and is incorporated herein by reference as fully as if copied at length in the body of this Mortgage at this point;

          (b) all rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to (i) any and all properties now or hereafter pooled or unitized with any of the Subject Interests, and (ii) all presently existing or future operating agreements and unitization, communitization and pooling agreements and the units operated thereby to the extent the same relate to all or any part of the Subject Interests, including, without limitation, all units formed under or pursuant to any applicable laws (the rights, titles, interests and estates described in this clause (b) also being included within the term "Subject Interests" as used herein);

          (c) all presently existing and future agreements entered into between Mortgagor and any third party that provide for the acquisition by Mortgagor of any interest in any of the properties or interests specifically described in Exhibit A or which relate to any of the properties and
                    ----------
     interests  specifically  described  in  Exhibit  A;
                                             ----------

          (d) the Hydrocarbons (including inventory) which are in, under, upon, produced or to be produced from or attributable to the Lands from and after the Effective Date;

          (e)  the  Accounts  and  Contract  Rights;

          (f)  the  Operating  Equipment;

          (g)  the  Well  Data;

          (h) the rights and security interests of Mortgagor held by Mortgagor to secure the obligation of the first purchaser to pay the purchase price of the Hydrocarbons;

          (i) all surface leases, rights-of-way, franchises, easements, servitudes, licenses, .privileges, tenements, hereditaments and appurtenances now existing or in the future obtained in connection with any of the aforesaid, and all other items of value and incident thereto which Mortgagor may, at any time, have or be entitled; and

          (j) all and any different and additional rights of any nature, of value or convenience in the enjoyment, development, operation or production, in any way, of any property or interest included in any of the foregoing clauses, and in all revenues, income, rents, issues, profits and other benefits arising therefrom or from any contract now in existence or hereafter entered into pertaining thereto, and in all rights and claims accrued or to accrue for the removal by anyone of Hydrocarbons from, or other act causing damage to, any of such properties or interests.

     All the aforesaid properties, rights and interests, together with any and all substitutions, replacements, corrections or amendments thereto, or renewals, extensions or ratifications thereof, or of any instrument relating thereto, and together with any additions thereto which may be subjected to the Lien of this Mortgage by means of supplements hereto, being hereinafter called the "Mortgaged
                                                                       ---------
Property".
--------

     Subject, however, to (i) Permitted Encumbrances, and (ii) the condition that Mortgagee shall not be liable in any respect for the performance of any covenant or obligation of Mortgagor with respect to the Mortgaged Property.

     Mortgagor covenants and agrees with Mortgagee that it will not mortgage, pledge, or assign the Mortgaged Property to the detriment of this Mortgage.

     This Mortgage has been executed by Mortgagor pursuant to Article 3298 of the Louisiana Civil Code and other applicable law for the purpose of securing the Secured Indebtedness that may now be existing and/or that may arise in the future as provided herein, with the preferences and priorities provided under applicable Louisiana law. However, nothing under this Mortgage shall be construed as limiting the duration of this Mortgage or the purpose or purposes for which the Secured Indebtedness may be requested or extended.

                                   ARTICLE III
                              SECURED INDEBTEDNESS

     This Mortgage is given to secure the Loans and all of the Obligations under and as described in the Credit Agreements, including, without limitation:

          (a) interest on all credit outstanding under the Credit Agreements at the rates provided in the Credit Agreements;

          (b) the Obligations, including, without limitation, the indebtedness evidenced by the Notes;

          (c) payment and performance of any and all present and future obligations of Mortgagor according to the terms of any present or future hedge transaction, including, without limitation, any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements relating to any such transaction now existing or hereafter entered into between Mortgagor, on the one hand and Mortgagee on the other hand;

          (d) any sums advanced as expenses or costs incurred by, or on behalf of, Mortgagee which are made or incurred pursuant to the terms of this Mortgage or any Credit Agreement, plus interest thereon at the rate set forth in the applicable Note from the date of advance or expenditure until reimbursed; and

          (e) all other and additional debts, obligations and liabilities of every kind and character of Mortgagor now existing or hereafter arising in connection with any of the Credit Agreements or otherwise (all of the obligations  and  indebtedness  referred  to  in  this Article III, and all
                                                            -----------
     renewals, refinancings, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the "Secured Indebtedness").
                   ---------------------

                                   ARTICLE IV
       COVENANTS, REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MORTGAGORS

     Mortgagor  hereby  covenants,  represents,  warrants  and  agrees  that:

     4.1 Payment of Indebtedness. Mortgagor will duly and punctually pay or cause to be paid when due all of the Secured Indebtedness.

     4.2  Warranties. (a) Mortgagor, to the extent of the interests specified in
          ----------
Exhibit  A, has, or on the Effective Date, will have, good and defensible title,
----------
subject to Permitted Encumbrances, to each property right or interest constituting the Mortgaged Property, and has, or on the Effective Date will have, a good and legal right to make the grant and conveyance made in this Mortgage; (b) Mortgagor's present Net Revenue Interest in the Mortgaged Property is not less (or on the Effective Date will not be less) than that specified in Exhibit A and if no interest is specified, includes all its interests however
----------
specified in and to the Oil and Gas Leases and Lands described on Exhibit A; and
                                                                  ---------
(c) the Mortgaged Property is free from all Liens other than Permitted Encumbrances. Mortgagor will warrant and forever defend (subject to those Permitted Encumbrances described in clauses (b) and (f) of the definition of "Permitted Encumbrances" set forth above) the Mortgaged Property unto Mortgagee and Mortgagee's successors, legal representatives and assigns, and Mortgagee and Mortgagee's successors, legal representatives and assigns, against every Person whomsoever lawfully claiming the same or any part thereof, and Mortgagor will maintain and preserve the Lien hereby created so long as any of the Secured Indebtedness remains unpaid, except where such failure to comply would not have a Material Adverse Effect.

4.3     Further  Assurances.  Mortgagor  will execute and deliver such other and
        -------------------
further instruments and will do such other and further acts as in the reasonable discretion of Mortgagee may be necessary or desirable to carry out more effectively the purposes of this Mortgage, including, without limiting the generality of the foregoing, (a) prompt correction of any material defect which may hereafter be discovered in the title to the Mortgaged Property or in the execution and acknowledgment of this Mortgage, any Notes, or any other document used in connection herewith or at any time delivered to Mortgagee in connection with any Obligations, and (b) if required by Section 8.1 hereof, prompt execution and delivery of all division or transfer orders that in the reasonable discretion of Mortgagee are needed to transfer effectively the assigned proceeds of production from the Mortgaged Property to Mortgagee.

     4.4  Taxes.  To  the  extent  and  in  the  manner  required  by the Credit
          -----
Agreements, and to the extent not prohibited by applicable law, Mortgagor will promptly pay, or cause to be paid, all taxes legally imposed upon this Mortgage or upon the Mortgaged Property or upon the interest of Mortgagee therein, or upon the income, profits, proceeds and other revenues thereof.

     4.5  Operation  of  the  Mortgaged  Property.  So  long  as  the  Secured
          ---------------------------------------
Indebtedness  or  any  part  thereof  remains  unpaid:

          (a) To the extent that Mortgagor is the Operator of the Subject Interests, Mortgagor shall maintain and operate the Subject Interests in a good and workmanlike manner and will observe and comply with all of the terms and provisions, express or implied, of all Oil and Gas Leases relating to the Subject Interests so long as such Oil and Gas Leases are capable of producing Hydrocarbons in paying quantities, except where such failure to comply would not have a Material Adverse Effect;

          (b) To the extent that Mortgagor is the Operator of the Subject Interests, Mortgagor shall comply with all contracts and agreements applicable to or relating to the Mortgaged Property or the production and sale of Hydrocarbons therefrom, except to the extent a failure to so comply would not have a Material Adverse Effect;

          (c) To the extent that Mortgagor is the Operator of the Subject Interests, Mortgagor shall, at all times, maintain, preserve and keep all Operating Equipment used with respect to the Mortgaged Property in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such Operating Equipment shall at all times be properly preserved and maintained, except where such failure to comply would not have a Material Adverse Effect; provided that no item of Operating Equipment need be so repaired, renewed, replaced, added to or improved, if Mortgagor shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the Subject Interests;

          (d) Mortgagor shall cause the Mortgaged Property to be kept free and clear of all Liens other than Permitted Encumbrances;

          (e) Mortgagor shall comply with the terms of the Credit Agreements with respect to maintenance of insurance. All loss payable clauses or provisions in said policy or policies shall be endorsed in favor of and made payable to Mortgagee, as its interest may appear. Mortgagee shall have the right to collect, and Mortgagor hereby assigns to Mortgagee, any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of the Mortgaged Property, and Mortgagee may, at its election, either apply all or any part of the sums so collected toward payment of the Secured Indebtedness, whether or not such Secured Indebtedness, or any portion thereof, is then due and payable, in such manner as Mortgagee may elect, or release same to Mortgagors; and

          (f) Mortgagor shall not sell, lease, transfer, abandon or otherwise dispose of any portion of the Mortgaged Property or any of Mortgagor's rights, titles or interests therein or thereto, except as specifically permitted in the Credit Agreements.

     4.6  Recording.  Mortgagor  will  promptly and at Mortgagors' sole cost and
          ---------
expense, record, register, deposit and file this Mortgage and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the Lien hereof as a perfected Lien on real or personal property, as the case may be, subject only to Permitted Encumbrances, and the rights and remedies of Mortgagee, and otherwise will do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any state or of the United States or of any other competent authority, for the purpose of effectively operating, maintaining and preserving the Lien hereof on the Mortgaged Property.

     4.7  Records.  Statements  and Reports. Mortgagor will keep proper books of
          -------
record and account in which complete and correct entries will be made of Mortgagor's transactions in accordance with sound accounting principles consistently applied and will, to the extent required by the Credit Agreements, furnish or cause to be furnished to Mortgagee (a) all reports required under the Credit Agreements, and (b) such other information concerning the business and affairs and financial condition of Mortgagor as Mortgagee may, from time to time reasonably request.

     4.8 No Government Approvals. Mortgagor warrants that no approval or consent
         -----------------------
of any Person is necessary to authorize the execution and delivery of this Mortgage, or any of the other Credit Agreements or the Notes, or to authorize the observance or performance by Mortgagor of the covenants herein or therein contained.

     4.9  Right  of  Entry.  Mortgagor  will  permit Mortgagee, or the agents or
          ----------------
designated representatives of Mortgagee, to enter upon the Mortgaged Property, and all parts thereof at reasonable times during normal business hours and with advance notice to Mortgagor's President, for the purposes of investigating and inspecting the condition and operation thereof, provided that no such notice shall be required to be given in the event Mortgagee believes such access is necessary to preserve or protect the Mortgaged Property or following the occurrence and during the continuance of an Event of Default.

     The representations and warranties set forth in the Credit Agreements are incorporated herein by reference as if set forth herein, and each such representation and warranty is true and correct.

                                    ARTICLE V
                         ADDITIONS TO MORTGAGED PROPERTY

It is understood and agreed that Mortgagor may periodically subject additional properties to the Lien of this Mortgage. In the event that additional properties are to be subjected to the Lien hereof, the parties hereto agree to execute a supplemental mortgage, satisfactory in form and substance to Mortgagee, together with any security agreement, financing statement or other security instrument required by Mortgagee, all in form and substance satisfactory to Mortgagee and in a sufficient number of executed (and, where necessary or appropriate, acknowledged) counterparts for recording purposes. Upon execution of such supplemental mortgage, all additional properties thereby subjected to the Lien of this mortgage shall become part of the Mortgaged Property for all purposes.

                                   ARTICLE VI
                           ENFORCEMENT OF THE SECURITY

     6.1  General Remedies. Upon the occurrence and during the continuance of an
          ----------------
Event of Default, Mortgagee may do any one or more of the following, subject to and in accordance with any applicable provision of the Credit Agreements, and to any mandatory requirements or limitations of applicable law then in force:

          (a) exercise all of the rights, remedies, powers and privileges of Mortgagor with respect to the Mortgaged Property or any part thereof, give or withhold all consents required therein which, with respect to the Mortgaged Property or any part thereof, Mortgagor would otherwise be entitled to give or withhold, and perform or attempt to perform any covenants in this Mortgage which Mortgagor is obligated to perform; provided that, no payment or performance by Mortgagee shall constitute a waiver of any Event of Default, and Mortgagee shall be subrogated to all rights and Liens securing the payment of any debt, claim, tax or assessment for the payment of which Mortgagee may make an advance, or which Mortgagee may pay.

          (b) execute and deliver to such Person or Persons as may be designated by Mortgagee appropriate powers of attorney to act for and on behalf of Mortgagor in all transactions with any federal, state or local agency with respect to any of the Mortgaged Property.

          (c) exercise any and all other rights or remedies granted to Mortgagee pursuant to the provisions of any of the Credit Agreements and applicable law.

          (d) if Mortgagor has failed to keep or perform any covenant whatsoever contained in any Credit Agreement or this Mortgage, Mortgagee may, at its option, perform or attempt to perform such covenant. Any payment made or expense incurred in the performance or attempted performance of any such covenant shall be a part of the Secured Indebtedness, and Mortgagor promises, upon demand, to pay to Mortgagee, at the place where the Notes are payable, or at such other place as Mortgagee may direct by written notice, all sums so advanced or paid by Mortgagee, with interest at the default rates set forth in the Notes from the date when paid or incurred by Mortgagee. No such payment by Mortgagee shall constitute a waiver of any Event of Default.

          (e) Mortgagee may, at its option, without notice, demand, presentment, notice of intent to accelerate or of acceleration, or notice of protest, all of which are hereby expressly waived by Mortgagor, declare the entire unpaid balance of the Secured Indebtedness, or any part thereof, immediately due and payable, and upon such declaration, it shall be immediately due and payable, and the Liens hereof shall then be subject to foreclosure in accordance with applicable law.

          (f) Upon the occurrence of an Event of Default, this Mortgage may be foreclosed as to the Mortgaged Properties, or any part thereof, in any manner permitted by applicable law, by ordinary or executory process. For purposes of Louisiana executory process only, Mortgagor hereby acknowledges the Secured Indebtedness and confesses judgment up to the full amount thereof if the same is not paid at maturity. Mortgagor further agrees that the Mortgagee may cause all or any part of the Mortgaged Properties to be seized and sold after due process of law, Mortgagor waiving the benefit of all laws or parts of law relative to the appraisement or property seized and sold under executory process or other legal process, and consenting that all or any part of the Mortgaged Properties may be sold without appraisement, either in its entirety or in lots or parcels, as the Mortgagee may determine, to the highest bidder for cash. Mortgagor hereby waives (i) the benefit of appraisement provided for in Articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same; (ii) the demand and three (3) days notice of demand as provided in Article 2721 of the Louisiana Code of Civil Procedure; (iii) the notice of seizure provided for in Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (iv) the three (3) days delay provided for in Articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and
     (v) all other laws providing rights of notice, demand, appraisement, or delay. Pursuant to Louisiana Revised Statutes 9:5131-5135 and 9:5136-5140.2, in the event the Mortgaged Properties or any part thereof is seized as an incident to an action for the recognition or enforcement of this Mortgage by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, Mortgagor agrees that the court issuing any such order, shall, if petitioned for by Mortgagee direct the applicable sheriff to appoint as a keeper of the Mortgaged Properties the holder or any agent or other Person designated by holder at the time such seizure is effected. Mortgagor agrees that such keeper shall be entitled to receive its compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Mortgaged Properties, an amount equal to one (1%) percent of the gross revenues of the Mortgaged Properties and other amounts received by the keeper, payable on a monthly basis. The designation of a keeper made herein shall not be deemed to require the holder to provoke the appointment of such a keeper.

          (g) Mortgagee may proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Secured Indebtedness in accordance with the terms hereof, and of the Credit Agreements evidencing it, to foreclose the Liens of this Mortgage as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged
     Property sold under the judgment or decree of a court of competent jurisdiction.

          (h) To the extent permitted by law, upon the acceleration of the Secured Indebtedness, Mortgagee, as a matter of right and without regard to the sufficiency of the Mortgaged Property, and without any showing of insolvency, fraud or mismanagement on the part of Mortgagor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property, or any part thereof, and of the income, royalties, revenues, bonuses, production payments, delay rentals, benefits, rents, issues and profits thereof. Mortgagor hereby consents to the appointment of such receiver or receivers and agrees not to oppose any application therefor by Mortgagee.

          (i) Upon the acceleration of the Secured Indebtedness, Mortgagee may (without notification, if permitted by applicable law) enter upon the Mortgaged Property, take possession of the Mortgaged Property, and remove the Personal Property, or any part thereof, with or without judicial process, and, in connection therewith, without any responsibility or liability on the part of Mortgagee, take possession of any property located on or in the Mortgaged Property which is not a part of the Mortgaged Property and hold or store such property at Mortgagors' expense. If necessary to obtain the possession provided for in this Section 6.1 (i),
                                                                --------------
     Mortgagee may undertake any and all remedies to dispossess Mortgagor, including, specifically, one or more actions for forcible entry and detainer, trespass to try title and restitution.

          (j) Mortgagee may require Mortgagor to assemble any Personal Property and any other items of the Mortgaged Property, or any part thereof, and make it available to Mortgagee at a place to be designated by Mortgagee which is reasonably convenient to such Mortgagor and Mortgagee.

          (k) Mortgagee may surrender the insurance policies maintained pursuant to the Credit Agreements, or any part thereof, and receive and apply the unearned premiums as a credit on the Secured Indebtedness, and, in connection therewith, Mortgagor hereby appoints Mortgagee as the agent and attorney-in-fact for such Mortgagor (with full powers of substitution) to collect such premiums, which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable until the release of the Liens evidenced by this Mortgage.

          (l) Mortgagee may retain the Personal Property and any other items of the Mortgaged Property, or any part thereof, in satisfaction or partial satisfaction of the Secured Indebtedness whenever the circumstances are such that Mortgagee is entitled to do so under the Code.

          (m) Mortgagee shall have the right to become the purchaser at any sale of the Mortgaged Property held by Mortgagee or by any court, receiver or public officer, and Mortgagee shall have the right to credit upon the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to Mortgagee. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, interest accrued on, and fees payable in respect of, the Secured Indebtedness after the same have become due and payable, and advertisement and conduct of such sale in the manner provided herein.

          (n) Mortgagee may buy any Personal Property and any other items of the Mortgaged Property, or any part thereof, at any private disposition if the Mortgaged Property or the part thereof being disposed of, is a type customarily sold in a recognized market or a type which is the subject of widely distributed standard price quotations.

          (o) Mortgagee shall have and may exercise any and all other rights which Mortgagee may have under the Code, by virtue of the Credit Agreements, this Mortgage, at law, in equity or otherwise.

          (p) In the event that the Mortgagee elects to commence appropriate Louisiana foreclosure proceedings under this Mortgage, Mortgagee may cause the Mortgaged Property, or any part or parts thereof, to be immediately seized and sold, whether in term of court or in vacation, under ordinary or executory process, in accordance with applicable Louisiana law, to the highest bidder for cash, with or without appraisement, and without the necessity of making additional demand upon or notifying Mortgagor or placing Mortgagor in default, all of which are expressly waived.

          (q) Should any or all of the Mortgaged Property be seized as an incident to an action for the recognition or enforcement of this Mortgage, by executory process, sequestration, attachment, writ of fieri facias or otherwise, Mortgagor hereby agrees that the court issuing any such order shall, if requested by Mortgagee, appoint Mortgagee, or any agent designated by Mortgagee, or any person or entity named by Mortgagee at the time such seizure is requested, or any time thereafter, as Keeper of the Mortgaged Property as provided under La. R.S. 9:5136 et seq. Such a Keeper
                                                           ------
     shall be entitled to reasonable compensation. Mortgagor agrees to pay the reasonable fees of such Keeper, which are hereby fixed at the greater of market rate or $50.00 per hour, which compensation to the Keeper shall also be secured by this Mortgage.

          (r) Should it become necessary for Mortgagee to foreclose under this Mortgage, all declarations of fact, which are made under an authentic act before a Notary Public in the presence of two witnesses, by a person declaring such facts to lie within his or her knowledge, shall constitute authentic evidence for purposes of executory process and also for purposes of La. R.S. 9:3509.1, La. R.S. 9:3504(D)(6) and La. R.S. 10:9-508, where applicable.

          (s) Mortgagee may, in addition to the foregoing remedies, or in lieu thereof, in Mortgagee's sole discretion, pursuant to Louisiana Civil Code
     Article 1986, commence an appropriate action against Mortgagor seeking specific performance of any covenant contained herein, or in aid of the execution or enforcement of any power herein granted.

     Mortgagee shall have no obligation to do, or refrain from doing, any of the acts, or to make or refrain from making any payment, referred to in this Section 6.1.

     6.2 Foreclosure by Judicial Proceedings. Upon the occurrence of an Event of
         -----------------------------------
Default, Mortgagee may proceed, where permitted by law, by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy.

     6.3  Receipt to Purchaser. Upon any sale by virtue of judicial proceedings,
          --------------------
the receipt of the officer making such sale under judicial proceedings shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of such officer therefor, be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

     6.4 Effect of Sale. Any sale or sales of the Mortgaged Property or portions
         --------------
thereof where permitted by law shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of Mortgagor of, in and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor, and Mortgagor's successors, legal representatives or assigns, and against any and all Persons claiming or who shall thereafter claim all or any of the property sold by, through or under Mortgagor, or Mortgagor's successors, legal representatives and assigns. Nevertheless, Mortgagor, if requested by Mortgagee to do so, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

     6.5  Application  of  Proceeds.  The  proceeds  of  any  sale  of  or other
          -------------------------
realization on the Mortgaged Property, or any part thereof, shall be applied by Mortgagee to the Secured Indebtedness in such order as Mortgagee shall elect.

6.6 Mortgagors' Waiver of Appraisement, Marshaling, etc.; Rights. Mortgagor agrees, to the full extent that such Mortgagor may lawfully so agree, that such Mortgagor will not at any time, insist upon or plead or, in any manner whatsoever, claim the benefit of any stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or any portion thereof or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but Mortgagor, and all who may claim through or under such Mortgagor, so far as such Mortgagor or those claiming through or under such Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws. Mortgagor and all who may claim through or under such Mortgagor, waives, to the extent that such Mortgagor or those claiming through or under such Mortgagor may lawfully do so, any and all rights of appraisement and any and all right to have the Mortgaged Property marshaled upon any foreclosure of the Lien hereof, or sold in inverse order of alienation, and agrees that any court having jurisdiction to foreclose such Lien may sell the Mortgaged Property as an entirety. If any law in this Section 6.6 referred to and now in force, of which
                              -----------
Mortgagor or Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this
Section  6.6.
------------

     6.7  Mineral  Leasing  Act.  Notwithstanding  any  other provisions of this
          ---------------------
Mortgage , any Oil and Gas Leases covered by this Mortgage which are subject to the Mineral Leasing Act of 1920, as amended, and the regulations promulgated thereunder, shall not be sold or otherwise disposed of to any party other than citizens of the United States, or to associations of such citizens or to any corporation organized under the laws of the United States, or any state or territory thereof that are qualified to own or control interests in such Oil and Gas Leases under the provisions of such Mineral Leasing Act and regulations, or to Persons who may acquire ownership or interest in such Oil and Gas Leases under the provisions of 30 U.S.C. Sec. 184(g), if applicable, as such Mineral Leasing Act or regulations are now or may be from time to time in effect.

     6.8  Costs  and  Expenses.  All  reasonable  costs,  expenses  (including
          --------------------
attorneys' fees) and payments incurred or made by Mortgagee in protecting and enforcing its rights hereunder, shall constitute a demand obligation owing by

Mortgagor to the party incurring such or making such costs, expenses or payments and shall bear interest at a rate per annum equal to the default rates set forth in the Notes, all of which shall constitute a portion of the Secured Indebtedness.

     6.9  Operation  of the Mortgaged Property by Mortgagee. Upon the occurrence
          -------------------------------------------------
of an Event of Default that is continuing and the acceleration of the Secured Indebtedness under any Credit Agreement, and in addition to all other rights herein conferred on Mortgagee, Mortgagee (or any Person designated by Mortgagee) shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take possession of any of the Mortgaged Property, and to exclude Mortgagor, and Mortgagor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that Mortgagor shall be at the time entitled to do any of such things and in such Mortgagor's place and stead. Mortgagee (or any Person designated by Mortgagee) may operate the same without any liability or duty to Mortgagor in connection with such operations, except to use ordinary care in the operation of such Mortgaged Property, and Mortgagee or any Person designated by Mortgagee shall have the right to collect and receive all Hydrocarbons produced and sold from the Mortgaged Property, the proceeds of which shall be applied to the Secured Indebtedness in such order as Mortgagee shall elect, to make repairs, purchase machinery and equipment, conduct workover operations, drill additional wells and to exercise every power, right and privilege of Mortgagor with respect to the Mortgaged Property. When and if such expenses of such operation and development (including costs of unsuccessful workover operations or additional wells) have been paid and the Secured Indebtedness paid and performed in full, such Mortgaged Property shall, if there has been no sale or foreclosure thereof, be returned to Mortgagors.

     6.10  Additional  Waivers.  In  order  to enforce this Mortgage , Mortgagee
           -------------------
shall not be obligated (a) to foreclose any other mortgage or deed of trust covering Mortgaged Property located in another State, seek a deficiency after any such foreclosure, or otherwise enforce Mortgagee's rights in any of the other Mortgaged Property; or (b) to seek an injunction (prohibitive or mandatory), the appointment of a receiver, an order modifying any stay in any federal or state bankruptcy, reorganization or other insolvency proceedings relating to any of the Mortgaged Property or any portion thereof, or any other extraordinary relief. Mortgagor waives, to the fullest extent permitted by law, any defense such Mortgagor may have to any liability hereunder based on Mortgagee's failure or refusal to prosecute, or any lack of diligence or delay in prosecuting, any action or proceeding to enforce any other mortgage or deed of trust. If Mortgagee elects to enforce this Mortgage before, or without, enforcing its rights with respect to any Mortgaged Property covered by any other Mortgage , Mortgagor waives, to the fullest extent permitted by law, any right such Mortgagor may have, whether statutory or otherwise, to set off the value of any other Mortgaged Property, or any portion thereof, against the Secured Indebtedness. If Mortgagee elects to enforce its mortgages or deeds of trust covering all or any portion of the Mortgaged Property located in other States, or in conjunction with the enforcement of this Mortgage, Mortgagee is authorized to purchase all or any part of such other Mortgaged Property at public or private sale or as otherwise provided by applicable law, and to credit the purchase price against the Secured Indebtedness in such order or manner as Mortgagee determines in its sole discretion and to preserve Mortgagee's rights and Liens under this Mortgage for any portion of the Secured Indebtedness that remains unpaid. Mortgagor waives to the fullest extent permitted by applicable law any right to claim or seek any credit against the Secured Indebtedness in excess of the actual amount bid or received by Mortgagee in connection with the foreclosure of Mortgagee's Liens on any of the Mortgaged Property located in such other States. Mortgagor further agrees that Mortgagee shall not be required
(a) to seek or obtain a deficiency judgment in or pursuant to any action or proceeding to foreclose this Mortgage as a condition of later enforcing any mortgage or deed of trust covering Mortgaged Property located in another State, or (b) to seek or obtain a deficiency judgment in or pursuant to any action or proceeding to foreclose any such other mortgage or deed of trust as a condition of later enforcing this Mortgage. Notwithstanding the foregoing, if Mortgagee in good faith believes that it may be required either to obtain a deficiency judgment to enforce this Mortgage after enforcement of a mortgage or deed of trust covering Mortgaged Property located in another State, or to enforce another mortgage or deed of trust after enforcement of this Mortgage, then Mortgagor agrees that Mortgagee shall be entitled to seek and obtain such a deficiency judgment notwithstanding any contrary or inconsistent provision contained in any Credit Agreement.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1  Advances  by Mortgagee. Each and every covenant herein contained shall
          ----------------------
be performed and kept by Mortgagor solely at Mortgagors' expense. If Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this Mortgage, Mortgagee or any receiver appointed hereunder, may, but shall not be obligated to, make advances to perform the same on Mortgagor's behalf, and Mortgagor hereby agrees to repay such sums upon demand plus interest at a rate per annum equal to the default rate of interest set forth in the applicable Note. No such advance shall be deemed to relieve Mortgagor from any Event of Default hereunder.

     7.2  Defense  of  Claims.  Mortgagors  will  notify  Mortgagee, in writing,
          -------------------
promptly of the commencement of any legal proceedings of which Mortgagor has notice affecting or which could adversely effect the Lien hereof or the status of or title to the Mortgaged Property, or any material part thereof, and will take such action, employing attorneys agreeable to Mortgagee, as may be necessary to preserve Mortgagor's or Mortgagee's rights affected thereby; and should Mortgagor fail or refuse to take any such action, Mortgagee may take such action on behalf and in the name of Mortgagor and at Mortgagors' sole cost and expense. Moreover, Mortgagee may take such independent action in connection therewith as it may, in its sole discretion, deem proper without any liability or duty to Mortgagor except to use ordinary care, Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at a rate per annum equal to the default rate of interest set forth in the applicable Note, will, on demand, be reimbursed to Mortgagee or any receiver appointed hereunder.

     7.3  Release.  If  the Secured Indebtedness shall be paid and discharged in
          -------
full, then, and in that case only, this Mortgage shall terminate and the interests of Mortgagor in the Mortgaged Property shall become wholly clear of the Lien created hereby, and such Lien shall be released in due course at the cost of Mortgagor. Mortgagee will, at Mortgagors' sole expense, execute and deliver to Mortgagor all releases and other instruments reasonably requested of the Lien created hereunder. Otherwise, this Mortgage shall remain and continue in full force and effect.

     7.4  Renewals,  Amendments  and  Other Security. Renewals, refinancings and
          ------------------------------------------
extensions of the Secured Indebtedness may be given at any time and amendments may be made to this Mortgage, the Credit Agreements and any other agreements relating to any part of the Secured Indebtedness, and Mortgagee may take or may hold other security for the Secured Indebtedness. Any amendment of this Mortgage shall be by written instrument and need be executed only by the party against whom enforcement of such amendment is asserted. Mortgagee may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this Mortgage, which shall continue as a first Lien upon the Mortgaged Property not expressly released until all Secured Indebtedness secured hereby is fully paid and discharged.

     7.5 Instrument and Assignment, etc. This Mortgage shall be deemed to be and
         ------------------------------
may be, enforced from time to time as an assignment, chattel mortgage, contract, financing statement, real estate mortgage, pledge or security agreement, and from time to time as anyone or more thereof; and to the extent that any particular jurisdiction wherein a portion of the Mortgaged Property is situated does not recognize or permit Mortgagor to grant, bargain, sell, warrant, mortgage, assign, transfer or convey Mortgagor's rights, titles and interests to Mortgagee in the manner herein adopted, then, with respect to the Mortgaged Property located in such jurisdiction, Mortgagor does hereby grant, bargain, sell, warrant, mortgage, assign, transfer and convey unto Mortgagee, the Mortgaged Property to secure the Secured Indebtedness and the Obligations.

     7.6  Limitation  on Interest. Regardless of any provision contained in this
          -----------------------
Mortgage or any of the Credit Agreements, Mortgagee shall never be entitled to receive, collect, or apply, as interest on the Loans, any amount in excess of the Maximum Lawful Rate, and in the event Mortgagee ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Loans are paid in full, any remaining excess shall promptly be paid to Mortgagors. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Mortgagor shall, to the extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Note, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Note; provided, however, that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Mortgagee shall refund to Mortgagors the amount of such excess and, in such event, Mortgagee shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

     7.7  Unenforceable  or  Inapplicable  Provisions.  If any provision of this
          -------------------------------------------
Mortgage or in any of the Credit Agreements is invalid or unenforceable in any jurisdiction, the other provisions hereof or of any of the Credit Agreements shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of Mortgagee in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to statutes or laws of a state in which no part of the Mortgaged Property is situated shall be deemed inapplicable to, and not used in, the interpretation hereof.

     7.8  Rights Cumulative. Each and every right, power and remedy herein given
          -----------------
to Mortgagee shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Mortgagee and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time and thereafter, any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     7.9  Waiver  by Mortgagee. Any and all covenants in this Mortgage may, from
          --------------------
time to time, by instrument in writing signed by Mortgagee be waived to such extent and in such manner as Mortgagee may desire, but no such waiver shall ever affect or impair Mortgagee's rights and remedies or Liens hereunder, except to the extent specifically stated in such written instrument.

     7.10  Successors  and Assigns. This Mortgage is binding upon Mortgagor, and
           -----------------------
Mortgagor's heirs, devisees, successors, personal and legal representatives and assigns, and shall inure to the benefit of Mortgagee and its successors, legal representatives and assigns, and the provisions hereof shall likewise be covenants running with the Lands.

     7.11 Article and Section Headings. The article and section headings in this
          ----------------------------
Mortgage are inserted for convenience and shall not be considered a part of this Mortgage or used in its interpretation.

     7.12  Counterparts.  This  Mortgage  may  be  executed  in  any  number  of
           ------------
counterparts, each of which shall for all purposes be deemed to be an original, and all of which are identical except that, to facilitate recordation in any particular county or parish, counterpart portions of Exhibit A which describe
                                                        ---------
properties situated in counties or parishes other than the county or parish in which such counterpart is to be recorded may be omitted.

     7.13  Special  Filing as Financing Statements. This Mortgage shall likewise
           ---------------------------------------
be a security agreement and a financing statement by virtue of Mortgagor, as debtor, granting to Mortgagee, its successors, legal representatives and assigns, as secured party, a security interest in all personal property, as-extracted collateral, fixtures, accounts, contract rights, general intangibles, inventory, goods, chattel paper, instruments, documents and money described or referred to in granting clauses (a) through (j) of Article II
                                                                      ----------
hereof and all proceeds and products from the sale, lease or other disposition of the Mortgaged Property or any part thereof. The addresses shown in Section
                                                                         -------
7.14  hereof   are  the addresses of  Mortgagors  and  Mortgagee and information
----
concerning the security interest may be obtained from Mortgagee at its address. Without in any manner limiting the generality of any of the foregoing provisions hereof: (a) some portion of the goods described or to which reference is made herein are or are to become fixtures on the Lands described or to which reference is made herein; (b) the minerals and the like (including oil and gas) included in the Mortgaged Property and the accounts resulting from the sale thereof will be financed at the wellhead(s) or minehead(s) of the well(s) or mine(s) located on the Lands described or to which reference is made herein; and
(c) this Mortgage is to be filed of record, among other places, in the real estate records of each county or parish in which the Lands, or any part thereof, are situated, as a financing statement, but the failure to do so will not otherwise affect the validity or enforceability of this Mortgage. Mortgagor authorizes Mortgagee to file such amendments to this Mortgage, financing statements and amendments thereto, and continuation statements, as Mortgagee deems reasonable or necessary to perfect and maintain the perfection of the Liens granted herein, including such Liens with respect to any additions to the Mortgaged Property as provided in Article V.

     7.14  Notices.  Whenever  this  Mortgage  requires  or permits any consent,
           -------
approval, notice, request or demand from one party to another, such consent, approval, notice or demand shall, unless otherwise required under applicable law, be given in accordance with the provisions of the Credit Agreements, addressed to the party to be notified at the address stated below (or such other address as may have been designated in accordance with the provisions of the Credit Agreements):



MORTGAGOR-DEBTOR                 MORTGAGEE-SECURED PARTY

                                 Laurus Master Fund, Ltd.
                                 c/o M&C Corporate Services Limited
                                 PO Box 309 G.T.
                                 Ugland House, South Church Street, George Town Grand Cayman, Cayman Islands
                                 Facsimile:  345-949-8080

                                 with copies to:

                                 John E. Tucker, Esq.
                                 825 Third Avenue, 14th Floor
                                 New York, New York 10022
                                 Facsimile:  212-541-4434

                                 Loeb & Loeb, LLP
                                 345 Park Avenue
                                 New York, New York 10154
                                 Attention:  Scott J. Giordano, Esq.
                                 Facsimile  212-407-4990

     7.15 GOVERNING LAW. THIS MORTGAGE, THE NOTE AND THE CREDIT AGREEMENTS SHALL
          -------------
BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT
THAT  THE  LAWS  OF  ANY  STATE  IN  WHICH  THE  MORTGAGED  PROPERTY  IS LOCATED

NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY OF, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO, ANY LIEN INTENDED TO BE CREATED HEREBY ON THE MORTGAGED PROPERTY LOCATED IN SUCH STATE.

     7.16  Future  Advances.  This  Mortgage covers not only the proceeds of the
           ----------------
Loan, but all advances hereafter made by any Mortgagee to or for the benefit of Mortgagor (the "Future Advances"), including, without limitation, any amounts advanced by Mortgagee in satisfying, on Mortgagor's behalf, any of Mortgagor's Obligations, and any advances made in accordance herewith by Mortgagee to protect its security, and any other advances by Mortgagee. The maximum amount secured hereby may be advanced and repaid, and again advanced and repaid from time to time, in Mortgagee' sole and absolute discretion, and this Mortgage shall become enforceable upon recording and shall have priority over all other parties whose rights arose after the recording hereof, with respect to all funds advanced by Mortgagee to Mortgagor, regardless of whether such funds were advanced before or after the arising of such other party's rights.

     7.17  Recording.  Executed original counterparts of this Mortgage are to be
           ---------
filed for record in the records of the jurisdictions wherein the Mortgaged Property is situated, and shall have annexed thereto as Exhibit A, only the portions or divisions containing specific descriptions of the Mortgaged Property relating to the Lands located in such jurisdictions. Whenever a recorded counterpart of this Mortgage contains specific descriptions which are less than all of the descriptions contained in any full counterpart lodged with Mortgagee, the omitted descriptions are hereby included by reference in such recorded counterpart as if each recorded counterpart conformed to any full counterpart lodged with Mortgagee.

     7.18  No  Paraphed Notes. Mortgagor acknowledges that no promissory note or
           ------------------
other instrument has been presented to the undersigned notary public(s) to be paraphed for identification herewith.

     7.19  Acceptance.  The  acceptance  of  this  Mortgage by Mortgagee and the
           ----------
consent by Mortgagee to the terms and conditions of this Mortgage is presumed and, under the provisions of Louisiana Civil Code article 3289, Mortgagee has not been required to sign this Mortgage .

     7.20  Certificates.  The  production  of  mortgage,  conveyance,  and  tax
           ------------
certificates is waived by Mortgagor and Mortgagee and the undersigned notary public is released from all liability in connection therewith.

     7.21  Louisiana  Defined Terms. The term "real estate" will mean "immovable
           ------------------------
property" as that term is used in the Louisiana Civil Code. The term "personal property" will mean "movable property" as that term is used in the Louisiana Civil Code. The term "easement" will mean "servitude" as that term is used in the Louisiana Civil Code. The term "intangible" will mean "incorporeal" as that term is used in Louisiana law. The term "receiver" will include "keeper" as that term is used in Louisiana law. The term "joint and several" will mean "solidary" as that term is used in Louisiana law.

                                  ARTICLE VIII
                            ASSIGNMENT OF PRODUCTION

     8.1  Assignment.  For  the  purpose  of  further  securing  the  Secured
          ----------
Indebtedness and the performance of Mortgagor's covenants hereunder, Mortgagor does hereby TRANSFER, ASSIGN, AND CONVEY unto Mortgagee any and all of the interests of Mortgagor in and to the Hydrocarbons that may be produced from, or attributable to, the Mortgaged Property on and after the Effective Date, together with the proceeds of the sale thereof and attributable thereto. This assignment is made upon the following terms and conditions: (a) pipeline companies and others purchasing the oil, gas, minerals and other substances listed above produced and to be produced from said property are hereby authorized and directed to pay directly to Mortgagee the interests of Mortgagor in and to the proceeds of the sale of the oil, gas, minerals and other substances listed above produced, to be produced and attributable to said property, and to continue such payments until they have been furnished with a release hereof executed in writing by Mortgagee, and the receipt of Mortgagee for monies so paid to it shall be a full and complete release, discharge and acquittance to any such pipeline company or other purchaser, to the extent of all amounts so paid, (b) Mortgagee is hereby authorized to receive and collect the proceeds of the sale of the oil, gas, minerals and other substances listed above assigned to it hereunder, and to apply the funds so received first toward the payment of the expenses, if any, incurred in the collection thereof, then in such order as Mortgagee shall determine toward the payment of the Secured Indebtedness, any balance remaining after the full and final payment of the Secured Indebtedness to be held subject to the order of Mortgagors, (c) Mortgagee shall have the right, at its sole option, at any time, and from time to time, to release to, or on the order of, Mortgagor all or any portion of the funds assigned to Mortgagee hereunder, and no such releases shall affect or impair the Lien of this Mortgage or the validity and effect of the assignment contained in this Article VIII, (d) Mortgagee shall never be under any obligation to enforce the collection of the funds assigned to it hereunder, nor shall it ever be liable for failure to exercise diligence in the collection of such funds, but it shall only be accountable for the sums that it shall actually receive, (e) Mortgagor covenants to cause all pipeline companies or other purchasers of the oil, gas, minerals and other substances listed above produced from and attributable to said property, to pay promptly to Mortgagee, at the office of Mortgagee at the address of Mortgagee stated above, the interests of Mortgagor in and to the proceeds of the sale thereof, and (f) upon the full and final payment of the Secured Indebtedness, Mortgagee, at the request of Mortgagors, and at Mortgagors' sole cost and expense, shall execute and deliver to Mortgagors a reassignment hereof, without recourse, representations or warranties.

     8.2  Power  of  Attorney.  In  consideration  of the Loans evidenced by the
          -------------------
Notes, Mortgagor hereby designates and appoints Mortgagee as Mortgagor's true and lawful agent and attorney-in-fact (with full power of substitution, either generally or for such limited periods or purposes as Mortgagee may, from time to time, prescribe), with full power and authority, for and on behalf and in the name of Mortgagor, upon the occurrence of an Event of Default that is continuing, to execute, acknowledge and deliver all such division orders, transfer orders, certificates and any and all other documents of every nature as may, from time to time, be necessary or proper to effectuate the intent and purpose of the assignment contained in Section 8.1 hereof. Mortgagor shall be
                                          -----------
bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any such division order, transfer order, certificate or other documents. The powers and authorities herein conferred on Mortgagee may be exercised by any authorized officer or director of Mortgagee. The power of attorney conferred by this Section 8.2 is granted for a valuable consideration and hence is coupled with an interest and is irrevocable so long as the Secured. Indebtedness, or any part thereof, shall remain unpaid. All Persons dealing with Mortgagee, any officer or director thereof above designated or any substitute thereof, shall be fully protected in treating the powers and authorizations conferred  by  this  Section  8.2  as  continuing in full force and effect until
                     ------------
advised by Mortgagee that all of the Secured Indebtedness is fully and finally paid.

                           [Signature Page to Follow]

     THUS DONE AND PASSED, on the date first above mentioned, in my presence and in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

The  address  of  Mortgagor  is:
2411  Fountainview  Dr.  Suite  120
Houston,  Texas  77057


WITNESSES:                                   TEXAURUS  ENERGY,  INC.


/s/ Anna Knull
----------------------------                 By: /s/ Max Maxwell
Print  Name: Anna Knull                         --------------------------
                                                Max  Maxwell
                                             Its:  President
/s/ Marilyn C. Maloney
---------------------------
Print  Name: Marilyn C. Maloney




                            /s/ Dolores I. Fisher
                     -----------------------------------------
                                  Notary Public
                                  Printed Name: Dolores I Fisher
                         State of Texas, County of Harris
                                 ------           -------
                             My commission expires: 7-22-2009
                             Notary #/Bar# 00105121-1
                                          ---------

                                   EXHIBIT A




Being an undivided Eight (8%) Percent of 8/8ths working interest in the "Leases" listed and described on Exhibit "A" and an undivided Eight (8%) Percent of
8/8ths working interest in and to: (a) the wellbores of the Key Operating and Production Company, Inc. - S.L. 16995 No. 1 Well, bearing Office of Conservation Serial No. 228882, and the Key Operating and Production Company, Inc. - S.L. 16995 No. 1-D Well, bearing Office of Conservation Serial No. 229486 (collectively ("S.L. 16995 Well"), and the Key Operating and Production Company, Inc. - S.L. 16995 No.2 Well, bearing Office of Conservation Serial No.230531, and the Key Operating and Production Company, Inc. - S.L. 16995 No. 3 Well, bearing Office of Conservation Serial No. 3-231777 and 3D-232537 (collectively "Wells"), (b) all physical facilities situated at the wellsite location of the Wells, including, but not limited to, any tanks, tank batteries, gas plants, disposal facilities, buildings, structures, field separators and liquid extractors, compressors, pumps, pumping units, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, implements, tools, appliances, cables, wires, towers, casing, tubing and rods, gathering lines, and any and all other fixtures and equipment of every type and description (collectively, "Equipment"); and (c) the right of ingress and egress to and from the Wells on, over and across the leased premises covered by the Leases.